

Central Power and Light Company                                                                Exhibit 2 (a)
Consolidated Statement of Income  (unaudited)                                                   Page 1 of 1

--------------------------------------------------------------------------------------------------------------------
                                                                                               Twelve Months
                                                                                            Ended September 30,
                                                                                                    2000
                                                                                         ---------------------------
                                                                                                (thousands)

Electric Operating Revenues                                                                        $      1,676,369
                                                                                         ---------------------------
Operating Expenses and Taxes
    Fuel                                                                                                    503,721
    Purchased power                                                                                         145,285
    Other operating                                                                                         323,676
    Maintenance                                                                                              66,044
    Depreciation and amortization                                                                           160,226
    Taxes other than federal income taxes                                                                    80,517
    Federal income taxes                                                                                    101,166
                                                                                         ---------------------------
                                                                                                          1,380,635
                                                                                         ---------------------------
Operating Income                                                                                            295,734
                                                                                         ---------------------------
Other Income and (Deductions)                                                                                 7,066
                                                                                         ---------------------------
Income Before Interest Charges                                                                              302,800
                                                                                         ---------------------------
Interest Charges                                                                                            121,451
                                                                                         ---------------------------
Extraordinary Loss                                                                                           (5,517)
Net Income                                                                                                  175,832
    Less:  Preferred stock dividends                                                                          1,585
   (Loss) on reaquired perferred stock                                                                       (2,763)
                                                                                         ---------------------------
Net Income for Common Stock                                                                         $       171,484
                                                                                         ===========================




Public Service Company of Oklahoma                                                             Exhibit 2 (b)
Consolidated Statement of Income  (unaudited)                                                   Page 1 of 1

--------------------------------------------------------------------------------------------------------------------
                                                                                               Twelve Months
                                                                                            Ended September 30,
                                                                                                    2000
                                                                                         ---------------------------
                                                                                                (thousands)

Electric Operating Revenues                                                                         $       890,216
                                                                                         ---------------------------
Operating Expenses and Taxes
    Fuel                                                                                                    362,940
    Purchased power                                                                                         122,975
    Other operating                                                                                         116,957
    Maintenance                                                                                              45,141
    Depreciation and amortization                                                                            76,649
    Taxes other than federal income taxes                                                                    35,012
    Federal income taxes                                                                                     32,954
                                                                                         ---------------------------
                                                                                                            792,628
                                                                                         ---------------------------
Operating Income                                                                                             97,588
                                                                                         ---------------------------

Other Income and (Deductions)                                                                                 7,953
                                                                                         ---------------------------

Income Before Interest Charges                                                                              105,541
                                                                                         ---------------------------
Interest Charges                                                                                             40,475
                                                                                         ---------------------------
Net Income                                                                                                   65,066
  Less:  Preferred stock dividends                                                                              211
                                                                                         ---------------------------
Net Income for Common Stock                                                                          $       64,855
                                                                                         ===========================






Southwestern Electric Power Company                                                            Exhibit 2 (c)
Consolidated Statement of Income  (unaudited)                                                   Page 1 of 1

--------------------------------------------------------------------------------------------------------------------
                                                                                               Twelve Months
                                                                                            Ended September 30,
                                                                                                    2000
                                                                                         ---------------------------
                                                                                                (thousands)


Electric Operating Revenues                                                                        $      1,070,647
                                                                                         ---------------------------
Operating Expenses and Taxes
    Fuel                                                                                                    462,787
    Purchased power                                                                                          65,091
    Other operating                                                                                         147,596
    Maintenance                                                                                              62,237
    Depreciation and amortization                                                                           103,803
    Taxes other than federal income taxes                                                                    55,897
    Federal income taxes                                                                                     31,456
                                                                                         ---------------------------
                                                                                                            928,867
                                                                                         ---------------------------
Operating Income                                                                                            141,780
                                                                                         ---------------------------
Other Income and (Deductions)                                                                                 1,765
                                                                                         ---------------------------
Income Before Interest Charges                                                                              143,545
                                                                                         ---------------------------
Interest Charges                                                                                             61,770
                                                                                         ---------------------------
Net Income                                                                                                   81,775
    Less: Preferred stock dividends                                                                             229
                                                                                         ---------------------------
Net Income for Common Stock                                                                         $        81,546
                                                                                         ===========================




West Texas Utilities Company                                                                   Exhibit 2 (d)
Statement of Income  (unaudited)                                                                Page 1 of 1

--------------------------------------------------------------------------------------------------------------------
                                                                                               Twelve Months
                                                                                            Ended September 30,
                                                                                                    2000
                                                                                         ---------------------------
                                                                                                (thousands)

Electric Operating Revenues                                                                         $       512,039
                                                                                        ---------------------------
Operating Expenses and Taxes
    Fuel                                                                                                    163,042
    Purchased power                                                                                         104,470
    Other operating                                                                                          96,557
    Maintenance                                                                                              19,726
    Depreciation and amortization                                                                            44,481
    Taxes other than federal income taxes                                                                    25,930
    Federal income taxes                                                                                     11,063
                                                                                         ---------------------------
                                                                                                            465,269
                                                                                         ---------------------------
Operating Income                                                                                             46,770
                                                                                         ---------------------------
Other Income and (Deductions)                                                                                (1,457)
                                                                                         ---------------------------
Income Before Interest Charges                                                                               45,313
                                                                                         ---------------------------
Interest Charges                                                                                             23,334
                                                                                         ---------------------------
Net Income                                                                                                   21,979

    Less: Preferred stock dividends                                                                             104
                                                                                         ---------------------------
Net Income for Common Stock                                                                         $        21,875
                                                                                         ===========================





Central and South West Services                                                                Exhibit 2 (e)
Statement of Income  (unaudited)                                                                Page 1 of 1

--------------------------------------------------------------------------------------------------------------------
                                                                                               Twelve Months
                                                                                            Ended September 30,
                                                                                                    2000
                                                                                         ---------------------------
                                                                                                (thousands)

Operating Expenses and Taxes
    Fuel                                                                                                      4,361
    Other operating                                                                                         294,052
    Maintenance                                                                                               6,802
    Depreciation and amortization                                                                            14,233
    Taxes other than federal income taxes                                                                    11,073
    Federal income taxes                                                                                      1,593
                                                                                         ---------------------------
Operating (Loss)                                                                                           (332,114)

Other Income and (Deductions)                                                                               338,324
    Services rendered to associates                                                                              --
                                                                                         ---------------------------
Income Before Interest Charges                                                                                6,210

Interest Charges
    Interest on long-term debt                                                                                  177
    Interest on short-term debt and other                                                                     6,033
                                                                                         ---------------------------
                                                                                                              6,210
                                                                                         ---------------------------
Net Income for Common Stock                                                                          $           --
                                                                                         ===========================